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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 1998, in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-59371) and related Prospectus of The MIIX Group, Incorporated for the registration of 12,000,000 shares of its common stock.



                                        /s/ Ernst & Young LLP
                                        ---------------------


New York, New York
January 28, 1999